EMS TECHNOLOGIES, INC.


                      STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT, entered into as of the 7th day of January, 2000 (the 'Date of Grant'), by and between EMS TECHNOLOGIES, INC. a Georgia corporation (hereinafter referred to as the "Corporation"), and Alfred G. Hansen (hereinafter referred to as the "Employee").

                        W I T N E S S E T H
                        - - - - - - - - - -
     WHEREAS, the Board of Directors (the 'Board') of the Corporation has requested that the Employee serve as President and Chief Operating Officer of the Corporation, and in order to induce Employee to become an employee and to accept such position has granted to Employee an option to purchase the number of shares of the Corporation's common stock as hereinafter set forth; and

     WHEREAS, the Corporation and the Employee desire to enter into a written agreement with respect to such option.

     NOW, THEREFORE, as an employment incentive and to encourage stock ownership and in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

     1. Grant of Option. Subject to the terms, restrictions, limitations and conditions stated herein, the Corporation hereby evidences its grant to the Employee, not in lieu of salary or other compensation, of the right and option (hereinafter referred to as the 'Option'), which is not an ISO, to purchase all or any part of an aggregate of Two Hundred Thousand (200,000) shares of the Corporation's $.10 par value common stock (the 'Common Stock'), beginning on July 1, 2000.

     The Option shall expire and is not exercisable after 5:00 p.m., Atlanta time, on January 1, 2006 (the 'Expiration Date'), or such other date as determined pursuant to Section 7, 8 or 9.
     Notwithstanding the beginning date or dates for exercise set forth in the second preceding paragraph, but subject to the provisions of the preceding paragraph with respect to expiration of this Option, this Option may be exercised as to all or any portion of the full number of shares subject thereto if: (a) a tender offer or exchange offer has been made for shares of the Common Stock, other than one made by the Corporation, provided that the corporation, person or other entity making such offer purchases or otherwise acquires shares of Common Stock pursuant to such offer; or (b) any person or group (as such terms are defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the 'Act')), becomes the holder of 50% or more of the outstanding shares of Common Stock. If either of the events specified in this paragraph has occurred, the Option shall be fully exercisable: (x) in the event of (a) above, during the period commencing on the date the tender offer or exchange offer is commenced and ending on the date such offer expires and is not extended; or (y) in the event of (b) above, during the 30-day period commencing on the date upon which the Corporation is provided a copy of a Schedule 13D or amendment thereto, filed pursuant to Section 13(d) of the Act and the rules and regulations promulgated thereunder, indicating that any person or group has become the holder of 50% or more of the outstanding shares of Common Stock. In the case of (a) above, if the corporation, person or other entity making the offer does not purchase or otherwise acquire shares of Common Stock pursuant to such offer, then the Employee's right under this paragraph to exercise this Option shall terminate, the Employee and the Corporation shall rescind any exercise of this Option pursuant to this paragraph, and this Option shall be reinstated as if such exercise had not occurred.

     2. Purchase Price. The price per share to be paid by the Employee for the shares subject to this Option shall be Eleven and .875 dollars ($11.875).

     3. Exercise Terms. Beginning on the date or dates specified in, and prior to the expiration of this Option as provided in, Section 1, the Employee may exercise this Option as to all such number of shares, or as to any part thereof, at any time and from time to time during the remaining term of this Option; provided that the Employee must exercise this Option for at least the lesser of 100 shares or the unexercised portion of the Option. In the event this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

     4. Option Non-Transferable. This Option and all rights hereunder are neither assignable nor transferable by the Employee otherwise than by will or under the laws of descent and distribution, or pursuant to a Qualified Domestic Relations Order, and during the Employee's lifetime this Option is exercisable only by him (or by his guardian or legal representative, should one be appointed, or qualified transferee). More particularly (but without limiting the generality of the foregoing), this Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof shall be null and void and without legal effect.

     5. Notice of Exercise of Option. This Option may be exercised by the Employee, or by his administrator, executor, personal representative or qualified transferee, by a written notice (in substantially the form of the "Notice of Exercise" attached hereto as Annex A) signed by the Employee, or by such administrator, executor, personal representative or qualified transferee, and delivered or mailed to the Corporation at its principal office in Norcross, Georgia, to the attention of the President, Treasurer or such other officer as the Corporation may designate. Any such notice shall (a) specify the number of shares of Common Stock which the Employee or such administrator, executor, personal representative or qualified transferee, as the case may be, then elects to purchase hereunder, and (b) be accompanied by (i) a certified or cashier's check payable to the Corporation, or personal check acceptable to the Corporation, in payment of the total price applicable to such shares as provided herein, or (ii) (subject to any restrictions referred to in Annex A) shares of Common Stock, owned by him or her and duly endorsed or accompanied by stock transfer powers, or in lieu thereof, the form of Attestation of Share Ownership attached as Annex B executed with respect to the number of such shares, having a Fair Market Value (as defined in the EMS Technologies, Inc. 1997 Stock Incentive Plan) equal to the total purchase price applicable to the shares purchased hereunder, or (iii) such a check, and the number of such shares (or attestation with respect thereto) whose Fair Market Value when added to the amount of the check equals the total purchase price applicable to such shares purchased hereunder. Such notice shall also be accompanied by such a check or shares of Common Stock in payment of applicable withholding and employment taxes, or the person exercising this Option shall authorize (by use of Annex B or otherwise) the withholding of shares of Common Stock otherwise issuable under this Option in payment of such taxes, all as set forth on Annex A and subject to any restrictions referred to therein. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Corporation agrees to cause to be issued to the Employee or to such administrator, executor, personal representative or qualified transferee, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

     6. Adjustment in Option. If, between the Date of Grant of this Option and prior to the complete exercise thereof, there shall be a change in the outstanding Common Stock by reason of one or more stock splits, stock dividends, combinations or exchanges of shares, recapitalizations or similar capital adjustments, then the number, kind and option price of the shares remaining subject to this Option shall be equitably adjusted so that the proportionate interest in the Corporation represented by the shares then subject to the Option shall be the same as before the occurrence of such event.

     In the event of the occurrence of any of the transactions identified in Section 5.2 of the EMS Technologies, Inc. 1997 Stock Incentive Plan, this Option shall be subject to the provisions of such Section 5.2, as if issued under that Plan, except that powers specified in such Section 5.2 to be exercised by the "Committee" shall be exercised as to this Option by the Board.

     7. Termination of Employment. Except as set forth in Section 10, if the Employee ceases to be employed as an employee of the Corporation or any of its subsidiaries (such event being hereinafter referred to as a 'Termination' and such corporation that employs the Employee from time to time as the 'Employer'), before the date for exercise of this Option set forth in Section 2, then this Option shall forthwith terminate on the date of Termination and shall not thereafter be or become exercisable.

     In the event of a Termination after the date for exercise set forth in Section 1, which Termination is either (i) voluntary on the part of the Employee and with the written consent of the Employer, or (ii) involuntary and without cause, the Employee may exercise this Option at any time within a period ending at the earlier of the Expiration Date or 5:00 p.m., Atlanta time, on the third anniversary of such Termination, to the extent of the number of shares that were purchasable hereunder at the date of Termination.

     In the event of a Termination that is either (i) for cause or (ii) voluntary on the part of the Employee and not described in the two preceding paragraphs, this Option, to the extent not theretofore exercised, shall forthwith terminate and shall not thereafter be or become exercisable.

     This Option does not confer upon the Employee any right with respect to continuance of employment by the Corporation or any of its subsidiaries.
 This Option shall not be affected by any change of employment, so long as the Employee continues to be an employee of the Corporation or any such subsidiary. In the event the Employer is not the Corporation, and such Employer ceases to be the Corporation's subsidiary, as a result of a sale of stock or assets or other change of corporate status, then in the discretion of the Committee (but subject to the second paragraph of Section 6 regarding certain transactions affecting the Corporation) either: (i) this Option shall remain in effect as if such sale or other change of status had not occurred, for so long as Employee shall remain an employee of the corporation that previously was such subsidiary, or of any successor or subsequent parent of such corporation, or of any subsidiary of either such corporation or any such Parent or successor; or (ii) concurrent with such sale or change of status, the Corporation shall redeem this Option at a price equal to the number of shares then subject hereto (whether or not then purchasable) multiplied by the excess (if any) of the then Fair Market Value of each such share over the purchase price per share specified in
Section 2 (as adjusted pursuant to Section 6).

     8. Disabled Employee. In the event of a Termination because the Employee becomes disabled, the Employee (or his personal representative) may exercise this Option at any time within a period ending at the earlier of the Expiration Date or 5:00 p.m., Atlanta time, on the first anniversary of such Termination, to the extent of the number of shares that were purchasable hereunder at the date of Termination.

     For the purposes of this Agreement, the Employee shall be considered 'disabled' if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last for a continuous period of not less than twelve months.

     9. Death of Employee. In the event of the Employee's death while employed by the Corporation or any of its subsidiaries, or during a period in which the Employee may exercise this Option notwithstanding an earlier Termination, the persons described in Section 5 may exercise this Option at any time within a period ending at the earlier of (i) 5:00 p.m., Atlanta time, on the third anniversary of the Employee's death, or (ii) the Expiration Date, but in any event ending not earlier than 5:00 p.m., Atlanta time, on the first anniversary of the Employee's death. If the Employee was an employee of the Corporation or one of its subsidiaries at the time of the Employee's death, this Option may be so exercised to the extent of the full number of shares covered by the Option. If a Termination occurred prior to Employee's death, this Option may be so exercised only to the extent of the number of shares that were purchasable hereunder at the date of Termination.

     10. Competitive Activities. In the event that the Employee provides services to a competitor of the Corporation or any of its subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by the Employee while an employee of the Corporation or any such subsidiary, then the Employee's rights under this Option shall thereupon be forfeited and terminated, subject to a determination to the contrary by the Board.

     11. Conditions to Issuing Common Stock. The Corporation shall not be required to issue or deliver any Common Stock upon the full or partial exercise of this Option prior to the completion of any registration or other qualification of such shares that the Corporation shall determine to be necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, or the Corporation's determination that an exemption is available from such registration or qualification. Unless such shares of Common Stock shall be the subject of an effective registration statement under the Securities Act of 1933, as amended, stock certificates issued and delivered upon exercise of this Option shall bear such restrictive legends as the Corporation shall deem necessary or advisable pursuant to applicable federal and state securities laws.

     12. Binding Agreement. This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

     IN WITNESS WHEREOF, the Board of Directors of the Corporation has caused this Stock Option Agreement to be executed on behalf of the Corporation and attested by the Secretary of the Corporation, and the Employee has executed this Agreement, all as of the day and year first above written.

                         EMS TECHNOLOGIES, INC.




ATTEST:                  By:  ___________________________________
       Chief Executive Officer
_____________________________
Secretary

__________________________________
       Employee


                                                             ANNEX A

                           EMS TECHNOLOGIES, INC.


                             Notice of Exercise
                               of Stock Option

     The undersigned hereby notifies EMS Technologies, Inc. (the 'Corporation") of his or her election to exercise an option to purchase ____________ shares of the Corporation's common stock, $.10 par value (the 'Common Stock'), pursuant to that Stock Option Agreement (the 'Agreement') between Alfred G. Hansen (the 'Employee') and the Corporation dated January 7, 2000. Accompanying this Notice is (1) a certified or a cashier's check (or other check acceptable to the Corporation) in the amount of $_______________ payable to the Corporation and/or (2) (subject to such restrictions as may be determined to be necessary or appropriate to avoid earnings charges or other adverse consequences to the Corporation under applicable accounting or tax rules or regulations) _______________ shares of the Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, or in lieu thereof, the form of Attestation of Share Ownership attached as Annex B to the Agreement, executed with respect to the number of such shares, having an aggregate Fair Market Value (as defined in the EMS Technologies, Inc. 1997 Stock Incentive Plan) as of the date hereof of $_______________, such amounts being equal, in the aggregate, to the purchase price per share set forth in
Section 2 of the Agreement multiplied by the number of shares being hereby purchased (in each instance subject to appropriate adjustment pursuant to Section 6 of the Agreement).

     Also accompanying this Notice is my check in the amount of $_______________, in payment of federal and state income withholding and employment taxes applicable to this exercise. The amount of such payment is based on advice received from appropriate officials of the Corporation responsible for the administration of its payroll and employment tax obligations. Alternatively, or in addition, and subject to such restrictions as may be determined to be necessary or appropriate to comply with Rule 16b-3 under the Securities Exchange Act of 1934, or to avoid earnings charges or other adverse consequences to the Corporation under applicable accounting or tax rules or regulations, in full or partial payment of such taxes:

          (1) I deliver herewith an additional _______________ shares of the Common Stock (or the form of Attestation of Share Ownership with respect thereto) presently owned by me, having an aggregate Fair Market Value as of the date hereof of $_______________; and/or

          (2) I hereby authorize the Corporation to withhold, from the shares of Common stock otherwise issuable to me pursuant to this exercise,_______________ such shares having an aggregate Fair Market Value at the date hereof of $_______________.

The sum of (i) any such check plus (ii) the Fair Market Value at the date hereof of any shares of Common Stock specified in the foregoing clauses (1) and (2) is equal to the statutory withholding and employment taxes applicable to this exercise, as determined by appropriate officials of the Corporation.

IN WITNESS WHEREOF, the undersigned has set his or her hand and seal,
this        day of                     , 200_.


                              EMPLOYEE OR HIS ADMINISTRATOR,
                              EXECUTOR, PERSONAL REPRESENTATIVE OR
                              QUALIFIED TRANSFEREE

                              _________________________________________

                                                                 ANNEX B


                          EMS TECHNOLOGIES, INC.

                       Attestation of Share Ownership


     Pursuant to the Notice of Exercise submitted herewith, I have elected to purchase _______________ shares of the common stock of EMS Technologies, Inc. (the 'Company'), pursuant to the Stock Option Agreement dated January 7, 2000, (the 'Option'), at an aggregate exercise price of $___________ (the 'Option Price'). I hereby attest to ownership of the shares specified below (the "Shares") and hereby tender the Shares in payment of (i) $__________ of the Option Price, and (ii) $___________ of withholding and related taxes due upon exercise of the Option, in each case based on their Fair Market Value on the date hereof (as determined in the manner specified in the Option) of $___________ per share).

     I certify that I either (i) have held the Shares that I am tendering for at least one year after acquiring such Shares through the exercise of an Incentive Stock Option, or (ii) did not obtain such Shares through the exercise of an ISO.

     Although the Company has not required me to make actual delivery of certificates evidencing the Shares, as a result of which I (and the co-owner, if any of the Shares) will retain ownership of such Shares, I represent that I, with the consent and agreement of the co-owner (if any) of the Shares, have full power to deliver and convey such certificates to the Company, and therefore could have caused the Company to become sole owner of such Shares. The co-owner of the Shares, by signing this form, consents to these representations and the exercise of the Option by this notice.

Common Stock             Number of            Number of Shares
Certificate(s) No.       Shares Represented   Subject to this
or Brokerage Account                          Attestation




You are hereby instructed to apply towards the Option Price: (check one)

     [ ] The maximum number of whole shares necessary to pay the Option Price and specified taxes, or, if fewer, the total number of listed Shares, with any remaining amount to be paid by check accompanying the Notice of Exercise.

     [ ] ___________ of the listed Shares with the remaining amount to be paid by check accompanying the Notice of Exercise.

In each case, the balance of the Shares for which the Option is being exercised will be issued as specified in the Notice of Exercise.

__________________________________
Name

________________________           __________________________________
Date                               Signature

                                   __________________________________
                                   Co-Owner's Name (if any)

________________________           __________________________________
Date                               Co-Owner's Signature